               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

        Entertainment International Ltd.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                        ENTERTAINMENT INTERNATIONAL LTD.
                               7380 Sand Lake Road
                                    Suite 350
                             Orlando, Florida 32819

                     --------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                December 27, 2001
                     --------------------------------------


To the Shareholders of
ENTERTAINMENT INTERNATIONAL LTD.

         NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of shareholders of ENTERTAINMENT INTERNATIONAL LTD. (the "Company") to be held at the offices of its wholly owned subsidiary CSTI Hi-Tech Ltd. ("CSTI"), 4 Ashlagan St., P.O. Box 8624, Kiryat Gat, 82021, Israel on December 27, 2001 at 10:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement.

         Proposal (1)   To ratify and approve an amendment to the Company's
Certificate of Incorporation to change the name of the Company from "Entertainment International Ltd." to "Clean Systems Technology Group, Ltd.";

         Proposal (2)   To ratify the selection of Itzchaky Lion & Co. and Moore
Stephens P.C., as independent public accountants of the Company for the year ending December 31, 2001; and

         Proposal (3)   To transact such other business as may properly come
before the Special Meeting and any and all adjournments thereof.

         The accompanying Proxy Statement forms a part of this Notice.

         The Board of Directors has fixed the close of business on December 4, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         YOU ARE EARNESTLY REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE SPECIAL MEETING. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE SPECIAL MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE GREATLY APPRECIATED.

                                              By Order of the Board of Directors


                                              Meir Elazar
                                              Secretary
December 13, 2001


YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                        ENTERTAINMENT INTERNATIONAL LTD.
                               7380 Sand Lake Road
                                    Suite 350
                             Orlando, Florida 32819
                     --------------------------------------


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 27, 2001

                     --------------------------------------


                                  INTRODUCTION

         This Proxy Statement and the accompanying proxy are being furnished to shareholders of Entertainment International Ltd. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use in voting at a Special Meeting of Shareholders to be held at 4 Ashlagan St., P.O. Box 8624, Kiryat Gat, 82021, Israel on December 27, 2001 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting"). This Proxy Statement, the attached Notice of Special Meeting of Shareholders, and the accompanying proxy, are first being mailed or delivered to shareholders of the Company on or about December 13, 2001.

Special Meeting Matters

         At the Special Meeting, shareholders of the Company as of the close of business on December 4, 2001 (the "Record Date") will consider and vote upon the ratification and adoption of an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Entertainment International Ltd." to "Clean Systems Technology Group, Ltd.".

General

         The enclosed proxy provides that each shareholder may specify that his or her shares be voted "for", "against" or "abstain" from voting with respect to the proposal. If the enclosed proxy is properly executed, duly returned to the Company in time for the Special Meeting and not revoked, your shares will be voted in accordance with the instructions contained thereon. Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted FOR the proposal.

         Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Special Meeting, but will not be counted as voting in respect of any matter as to which abstention is indicated. Proxies returned by brokers as "non-votes" on behalf of shares held in street name because beneficial owners' discretion has been withheld as to the agenda for the Special Meeting will not be treated as present for purposes of determining a quorum for the Special Meeting unless they are voted by the broker. Such shares will not be counted as to the matters for which a non-vote is indicated on the broker's proxy.

         Any shareholder who executes and returns a proxy may revoke it in writing at any time before it is voted at the Special Meeting by: (i) filing with the Secretary of the Company, at the above address, written notice of such revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares; or (ii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy).

         Whether or not you attend the Special Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy regardless of the number of shares you own. Shares can be voted at the Special Meeting only if the holder is represented by proxy or is present.

         The Board of Directors has fixed the close of business on December 4, 2001, as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments and postponements of the Special Meeting. On that day, there were 41,834,966 shares of Common Stock outstanding, which shares were held by approximately 1,484 shareholders of record. Holders of the Company's Common Stock are entitled to one vote per share. A majority of the issued and outstanding shares of the Company's Common Stock on the Record Date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Special Meeting for the transaction of business. Any shareholder has the right to vote against approval of the proposals before the Special Meeting.


                       VOTING RIGHTS AND VOTING SECURITIES


Voting at the Special Meeting

         The Board of Directors has fixed the close of business on December 4, 2001 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any and all adjournments thereof. On December 4, 2001, the Company had 41,834,966 shares of Common Stock issued and outstanding. The Company is authorized to issue 110,000,000 shares of Common Stock, $.01 par value per share. Each shareholder of Common Stock will be entitled to one vote per share, either in person or by proxy, on the matter presented to the shareholders of the Company at the Special Meeting. The holders of a majority of all of the outstanding shares of Common Stock entitled to vote at the Special Meeting constitute a quorum at the Special Meeting.


Security Ownership of Certain Beneficial Owners and Management


         The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of the Record Date, by (i) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) each of the "named executive officers" as defined under the rules and regulations of the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise indicated in the table; and (iv) all directors and executive officers of the Company as a group (3 persons).

                                                                                                   Percent Beneficially
                                                                       Number of Shares                  Owned of
Name                                                                  Beneficially Owned               Common Stock
----                                                                  ------------------           --------------------
Louis J. Pearlman(1)........................                               931,800(1)                        2.3%
Outlets Ltd.(2).............................                             3,255,085(2)                          7%
Link Business Solutions(3)..................                            12,917,007(3)                       30.8%
Liel Hi-Tech Systems Ltd.(3)................                            12,917,007(3)                       30.8%
All Officers and Directors as a group (2 persons)                       26,765,814(1)(3)                      64%

------------------------

(1) Mr. Pearlman, a Director of the Company and the former Chairman and Chief Executive Officer of the Company has an address c/o Entertainment International Ltd., 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819.


(2) The address for Outlets, Ltd. is c/o Gainsford Bell, SKL House, 111 Arlozorov Street, Tel Aviv, 62098.


(3) The address for Link Business Solutions is Waterloo Office Park, Dr. Richelle 161, 1410 Waterloo, Belgium and the address for Liel Hi-Tech Systems Ltd. is c/o CSTI Hi-Tech Ltd., 4 Ashlagan St., P.O. Box 8624, Kiryat Gat 82021, Israel. Mr. Lustgarten, Chairman and Chief Executive Officer of the Company since October 17, 2001 is the beneficial owner of these shares.

                     PROPOSAL (1): AMEND PARAGRAPH 1 OF THE
                   CERTIFICATE OF INCORPORATION OF THE COMPANY

         The Board of Directors of the Company has unanimously adopted a resolution approving and recommending to the Company's shareholders for their approval, an amendment to Paragraph 1 of the Company's Certificate of Incorporation to change the Company's name "Entertainment International Ltd." to "Clean Systems Technology Group, Ltd.". The text of the proposed Amendment is set forth in Appendix A which is attached hereto.

Background

         The company was originally incorporated in 1982 and commenced operations shortly thereafter. Since 1995, the Company generally has had no operations and no opportunity to conduct significant operations in the industry in which it has historically conducted its business operations.

         On October 17, 2001 the Company closed a transaction providing for the acquisition of CSTI Hi-Tech Ltd. ("CSTI"). Simultaneously with the closing, the Company effectuated a 1 for 20 reverse stock split, effective on October 18, 2001, of all of the Company's issued and outstanding common stock as approved by shareholders of the Company on December 28th, 2000.

         CSTI is a privately held company headquartered in Israel with offices in Germany and Italy that is engaged in the business of the planning, production and installation of ultra-high purity systems for transporting highly pure gases and chemicals. These highly pure products are used in the production of products ranging from micro-electronics, optical fibers and metal blades to pharmaceutical and bio-technology items. CSTI currently has 140 employees and its customers include Sapio Gas Company (Italy), Hydrogas (Scandinavia), Pirelli Optic Fibres (Italy), Teva (Israel) and Intel (Israel) among others.

         Pursuant to the terms of the transaction, CSTI's shareholders transferred all of their shares to the Company and the CSTI group received control of approximately eighty-five percent (85%) of ENTI's then outstanding share capital, taking into account the shares that were issued to the CSTI Group. The management and board of directors of CSTI replaced ENTI's current management. Louis J. Pearlman, the then Chairman and Chief Executive Officer of the Company continued as a board member.

         As a result of such transaction, the activities of the Company are those of CSTI. Accordingly, in order to accurately reflect the current business of the Company it has been determined by the Board of Directors to change the name of the Company from "Entertainment International Ltd." to "Clean Systems Technology Group Ltd.".

         Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting by proxy or in person, which are entitled to vote at the Special Meeting. Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Special Meeting FOR the approval of the Amendment.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

          PROPOSAL (2) - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Itzchaky Lion & Co. ("ILC"), Israeli certified public accountants, audited the consolidated financial statements of CSTI for the fiscal year ended December 31, 2000. In addition, the Company has retained the international accounting firm of Moore Stephens P.C.

("Moore Stephens") to jointly certified the financial statements for the fiscal year ended December 31, 2001 together with ILC. Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of ILC as independent public accountants to the Company to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001, to serve until the next Annual Meeting of Stockholders, unless such employment shall be earlier terminated. That firm has reported to the Company that it is independent within the meaning of the Exchange Act and Rule 2.01 of Regulation S-X, and that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years with the Company or any of its subsidiaries, in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The ratification requires a majority vote of those shares of Common Stock represented at the Annual Meeting. Representatives of ILC are expected to be available to the meeting and will have the opportunity to make a statement if they desire to do so and are expected to be able to respond to appropriate questions.

         The aggregate fees billed for professional services by ILC for the fiscal year ended December 31, 2000 were as follows:

         Audit Fees: ILC's fees in connection with its quarterly reviews and year end audits for the fiscal year ended December 31, 2000 were $10,000.

         Financial Information Systems Design and Implementation Fees: There were no fees incurred for Financial Information Systems Design and Implementation for the fiscal year ended December 31, 2000.

         The affirmative vote of at least a majority of the shares of the company's common stock represented at the annual meeting is required for approval of this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL 2.

                          ----------------------------

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matters before the Special Meeting and does not know of any other matters that are to be presented for consideration at the Special Meeting. Should any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy on behalf of the shareholders they represent in accordance with their best judgment.

                             SOLICITATION OF PROXIES

         Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to its shareholders in connection with the Special Meeting. The Company will solicit proxies by mail and the directors and certain officers and employees of the Company may solicit proxies personally or by telephone or telegraph. These persons will receive no additional compensation for such services but will be reimbursed for their reasonable out-of-pocket expenses. The Company also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.

                             ADDITIONAL INFORMATION

         The Company will make available to any shareholder, without charge, and upon a written request therefor, additional copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000. Any such request should be directed to Entertainment International Ltd., Attention: Scott Bennett at the following address: 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819.

                                            By Order of the Board of Directors


                                            Meir Elazar
                                            Secretary

Orlando, Florida
December 13, 2001

                                                                      APPENDIX I

                                      PROXY
                        ENTERTAINMENT INTERNATIONAL LTD.
                  Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Jacob Lustgarten and Meir Elazar (with full power to act without the other and with power to appoint his or her substitute) as the undersigned's proxies to vote all of the undersigned's shares of common stock of ENTERTAINMENT INTERNATIONAL LTD., a New York corporation (the "Company"), which the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 4 Ashlagan St., P.O. Box 8624, Kiryat Gat, 82021, Israel, on December 27, 2001 at 10:00 a.m., local time, and at any and all adjournments thereof as follows:

I. To ratify and approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Entertainment International Ltd." to "Clean Systems Technology Group, Ltd."

        [ ]  FOR             [ ]  AGAINST            [ ]  ABSTAIN

II. To ratify the selection of Itzchaky Lion & Co. and Moore Stephens P.C., as independent public accountants of the Company for the year ending December 31, 2001; and

        [ ]  FOR             [ ]  AGAINST            [ ]  ABSTAIN


-------------------------------------------------------------------------------


     The shares of common stock represented by this Proxy will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted FOR the proposal in Item I.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on December 27, 2001, and the Proxy Statement of the Company, each dated December 13, 2001, each of which has been enclosed herewith.

     The undersigned hereby revokes any proxy to vote shares of common stock of the Company heretofore given by the undersigned.

                   Dated:
                           --------------------------------------------

                           --------------------------------------------
                                           Signature
                           --------------------------------------------
                                  Signature, if held jointly
                           --------------------------------------------
                                     Title (if applicable)


                    Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope. In the case of joint ownership, each joint owner must sign. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person.